Fourth Quarter 2013 January 28, 2014 UMB Financial Exhibit 99.2

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and
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prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on
Form 10-K for the year ended December 31, 2012, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the
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behalf speaks only as of the date that it was made. We do not undertake to update any forward-
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the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q, Current
Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Business Segment Metrics

A
B
C
E
AUM increased 32.4% year-
over-year to $31.2 billion
Net inflows of $941.9 million
for Q4’13; year-to-date flows
of $5.3 billion
Institutional Investment Management
4
th
Quarter 2013
Highlights

$23.5
$25.7
$26.3
$29.3
$31.2
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13
Total Scout Assets Under Management
($ billions)
Institutional Investment Management Operating Results
% Change % Change
2013 2012 2013 2012
Net Interest income (10) - NA (32) 2 -1700.0%
Noninterest income 34,893 25,511 36.8% 126,442 100,051 26.4%
Noninterest expense 29,583 20,137 46.9% 88,336 70,981 24.5%
NI before taxes 5,300 5,374 -1.4% 38,074 29,072 31.0%
Income tax expense 1,127 1,204 -6.4% 10,011 8,118 23.3%
Net income 4,173 4,170 0.1% 28,063 20,954 33.9%
pre-tax profit margin 15.2% 21.1% 30.1% 29.1%
3 mos Ended
December 31,
Year Ended
December 31,

AUM Drivers ($millions) $2,204.5 $932.7 Total Change ($millions) $25,746.8 $23,542.3 Total AUM ($millions) $567.3 $26,314.1 Institutional Investment Management 5 $2,994.8 $29,308.9 $1,858.5 $31,167.4

Total AUM $19.7B $23.5B $25.7B $26.3B Institutional Investment Management 6 $29.3B $31.2B

25.3%
21.4%
6.4%
13.4%
28.7%
1.8%
0.1%
2.9%
68.7%
26.6%
2.6%
1.9%
0.2%
AUM by Strategy – As of 4Q’13
Fixed Income Strategies
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:

Core Plus
Low Duration
Long Duration
Core
Intermediate Unconstrained
Global Aggregate
Real Return
49%
51%
Equity Fixed Income

25.3%
21.4%
6.5%
13.4%
28.7%
1.8%
0.1%
2.9%
36.6%
24.6%
16.8%
14.1%
5.5%
2.2%
0.2%
Fixed Income Rotation
Fixed Income AUM
Strategy Mix
4Q’13 4Q’12

Core Plus
Low Duration
Long Duration
Core
Intermediate Unconstrained
Global Aggregate
Real Return

Asset Servicing
A
B
Total AUA increased by 22.4% to
$191.0 billion year-over-year
In the past 12 months, fund
accounting and administration
AUA grew by 42.9%; 40 new
funds added
4
th
Quarter 2013 Highlights

$162.4
$179.3
$206.4
$156.0
$191.0
2009 2010 2011 2012 2013
Assets Under Administration
($billions)
Asset Servicing Operating Results
% Change % Change
2013 2012 2013 2012
Net interest income 545 534 2.1% 2,357 1,861 26.7%
Noninterest income 20,572 18,362 12.0% 80,633 75,589 6.7%
Noninterest expense 18,583 17,274 7.6% 72,731 68,793 5.7%
NI before taxes 2,534 1,622 56.2% 10,259 8,657 18.5%
Income tax expense 1,129 491 129.9% 4,184 3,382 23.7%
Net income 1,405 1,131 24.2% 6,075 5,275 15.2%
pre-tax profit margin 12.0% 8.6% 12.4% 11.2%
December 31,
3 mos Ended Year Ended
December 31,

Asset Servicing Fund Accounting & Administration Alternative Asset Servicing Custody Transfer Agency Business Metrics 10

Payment Solutions
Total Card Purchase Volume & Interchange Revenue
CAGR
B
Commercial credit card
purchase volume +5.1% year-
over-year to $314.9 million;
provided 45.7% of interchange
Interchange revenue +1.6%
year-over-year to $15.9 million
4
th
Quarter 2013 Highlights

Payment Solutions Operating Results
% Change % Change
2013 2012 2013 2012
Net interest income 11,505 11,227 2.5% 45,832 43,350 5.7%
Provision for loan losses 2,660 1,719 54.7% 12,388 8,233 50.5%
Noninterest income 17,737 17,601 0.8% 74,223 67,887 9.3%
Noninterest expense 23,121 19,866 16.4% 86,746 69,095 25.5%
NI before taxes 3,461 7,243 -52.2% 20,921 33,909 -38.3%
Income tax expense 1,271 1,833 -30.7% 6,732 9,555 -29.5%
Net income 2,190 5,410 -59.5% 14,189 24,354 -41.7%
pre-tax profit margin 11.8% 25.1% 17.4% 30.5%
December 31,
3 mos Ended Year Ended
December 31,

Payment Solutions
Health Savings Accounts & Balances*
* Deposits and investment assets
A
B
Healthcare card purchase volume
+54.0% to $649.1 million vs. 4Q’12
Customer deposits and assets
+49.2% to $642.4 million vs. 4Q’12
4
th
Quarter 2013 Highlights
Healthcare Services

Card Utilization

Bank
Assets Under Management
($ billions)
HELOC Lending
(average balances, $ millions)
A
B
C
Total net loans grew for the 15th
consecutive quarter, year-over-year,
increasing 14.8% to $6.4 billion
Private Banking reported $325.7 million
in average loan balances, an increase
of 36.0% over Q4 2012
Fourth quarter average Small Business
Banking loans increased 21.4% year-
over-year to $172.6 million
4
th
Quarter 2013 Highlights
Bank Operating Results
% Change % Change
2013 2012 2013 2012
Net interest income 73,874 68,468 7.9% 285,112 274,843 3.7%
Provision for loan losses 1,340 2,281 -41.3% 5,112 9,267 -44.8%
Noninterest income 62,405 47,800 30.6% 210,535 214,595 -1.9%
Noninterest expense 99,139 100,682 -1.5% 376,365 381,585 -1.4%
NI before taxes 35,800 13,305 169.1% 114,170 98,586 15.8%
Income tax expense 8,905 2,956 201.3% 28,532 26,452 7.9%
Net income 26,895 10,349 159.9% 85,638 72,134 18.7%
pre-tax profit margin 26.3% 11.4% 23.0% 20.1%
3 mos Ended
December 31, December 31,
Year Ended

46.8%
47.6%
45.2%
44.0%
41.1%
0%
50%
100%
4Q'09 4Q'10 4Q'11 4Q'12 4Q'13
KC CO STL Greater MO KS OK AZ NE TX
Bank
High Growth Regions
4Q’13 vs. 4Q’12
• Arizona +94.6%
Commercial Loans By Region
• St. Louis +40.3%
• Oklahoma  +36.4%
Commercial Loan Balances
(Average C&I and CRE Loan Balances for Three Months Ended December 31)

Bank
Average Deposits
(Average deposits for the three months ended December 31)
4 yr
CAGR
4Q ‘09–’13
12.9%
Deposits By Region

53.6%
56.4%
57.8%
61.6%
66.2%
0%
50%
100%
4Q'09 4Q'10 4Q'11 4Q'12 4Q'13
KC STL CO Gtr MO KS OK AZ NE
$7.1
$7.8
$8.8
$9.9
$11.1
29.1%
31.8%
33.4%
39.1%
42.5%
4Q'09 4Q'10 4Q'11 4Q'12 4Q'13
Interest Bearing Non-Interest Bearing

Deposit Composition

Deposit Composition by Line of Business
At December 31, 2013
Actual
Pro-forma,
After deposit migration
Commercial
Consumer
Asset Servicing
Private Wealth Management
Healthcare
Inst. Banking & Investor Services
Small Business
Inst. Asset Management
35.1%
24.3%
17.8%
7.2%
6.6%
4.5%
4.3%
0.2%
39.4%
27.3%
7.8%
8.0%
7.4%
5.1%
4.7%
0.3%

Appendix

1.6%
18.6%
43.5%
29.6%
6.7%
Average 2013 Balance:
$7.0 billion
Average Yield:
1.97%
Investment Mix
Securities Available for Sale as of December 31, 2013
Mortgage-Backed Securities
Municipals
CDs & Corporates
Agencies
Treasuries
Investment Portfolio Statistics –
Securities Available for Sale

Roll off Purchased
($ millions) Yield ($ millions) Yield
1Q13 $413 1.98% $769 1.31%
2Q13 $340 2.13% $815 1.41%
3Q13 $265 1.85% $77 1.02%
4Q13 $308 2.04% $355 0.64%
Scheduled Cash Flow
1Q14 $398 1.71%
Next 12 months
$1,068 1.94%
Securities Gains ($ thousands)
4Q12 210 $
1Q13 5,893 $
2Q13 1,519 $
3Q13 1,140 $
4Q13 (10) $
Duration/Life
(in months)
at 12/31/2013 at 9/30/2013
Avg. Life Total 47.55 49.39
Duration Total 44.12 46.31